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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of report                   March 18, 2004
(Date of earliest reported event)


                                COTT CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)



       CANADA                           000-19914                     None
-------------------------------   ------------------------   ----------------------
(State or other jurisdiction of   (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                 Identification Number)



                        207 Queen's Quay West, Suite 340
                            Toronto, Ontario M5J 1A7
             ------------------------------------------------------
             (Address of principal executive offices) (Postal Code)

                                 (416) 203-3898
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On March 18, 2004 Cott Corporation issued a press release announcing the appointment of John K. Sheppard as chief executive officer, effective September 1, 2004. This press release is furnished herewith as Exhibit 99.1 of this Form 8-K and is incorporated by reference into this Item 5 as if fully set forth herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COTT CORPORATION
                                         (Registrant)


Date: March 17, 2004                     /s/ Tina Dell'Aquila
                                         ------------------------
                                         Tina Dell'Aquila
                                         Vice-President, Controller


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                                  EXHIBIT INDEX

   Number     Description

    99.1 Press Release dated March 18, 2004 announcing the appointment of John K. Sheppard as chief executive officer, effective September 1, 2004.



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